UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 21, 2016

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 21, 2016, Wheeler Real Estate Investment Trust, Inc. (the “Company”), Wheeler REIT, L.P. and JonesTrading Institutional Services LLC (“JonesTrading”) entered into an Equity Distribution Agreement, which provides that, from time to time during the term of the Equity Distribution Agreement, on the terms and subject to the conditions set forth therien, the Company may issue and sell through JonesTrading, as the Company’s agent, up to $50,000,000 of the Company’s Series B Convertible Preferred Stock, without par value per share (“Series B Stock”), in the aggregate.

Upon written instructions from the Company, JonesTrading will use its commercially reasonable efforts consistent with its normal sales and trading practices to solicit offers to purchase the Series B Stock under the terms and subject to the conditions set forth in the Equity Distribution Agreement. JonesTrading’s solicitation will continue until the Company instructs JonesTrading to suspend the solicitation and offers. The Company will instruct JonesTrading as to the amount of Series B Stock to be sold by JonesTrading. The Company may instruct JonesTrading not to sell Series B Stock if the sales cannot be effected at or above the price designated by the Company in any instruction. JonesTrading or the Company may suspend the offering of Series B Stock upon proper notice and subject to other conditions. Sales solicited or made on the Company’s behalf by JonesTrading may be made at-the-market, which may include a discount to the then-current market price of our Series B Stock.

Subject to the terms of the Company’s notice, JonesTrading may sell the Series B Stock in negotiated transactions or by any method deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, including sales made directly on the Nasdaq Capital Market or sales made to or through a market maker other than on an exchange. Sales of the Series B Stock pursuant to the Equity Distribution Agreement will be made pursuant to the prospectus supplement dated July 21, 2016 (and any amendments or supplements thereto) and that accompanying base prospectus dated July 19, 2016, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-212426).

JonesTrading will be entitled to compensation of up to 3% of all gross proceeds from the sales of any Series B Stock pursuant to the Equity Distribution Agreement. The terms and conditions of the Equity Distribution Agreement include various representations and warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The above summary of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by the Equity Distribution Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1. and incorporated herein by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

1.1	Equity Distribution Agreement dated July 21, 2016, by and between Wheeler Real Estate Investment Trust, Inc., Wheeler REIT, L.P., and JonesTrading Institutional Services LLC.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: July 22, 2016

EXHIBIT INDEX

Number	Description of Exhibit

1.1	Equity Distribution Agreement dated July 21, 2016, by and between Wheeler Real Estate Investment Trust, Inc., Wheeler REIT, L.P., and JonesTrading Institutional Services LLC.